Exhibit 99.1

FOR IMMEDIATE RELEASE

November 4, 2025

Scilex Holding Company Announces Worldwide Exclusive License for Tokenization and Monetization of Real World Asset (RWA) in Genomic, DNA Data, Diagnosis, Therapeutics Products, Genetic and Drug information from DataVault AI

PALO ALTO, CALIFORNIA – November 4, 2025 (GLOBE NEWSWIRE) - Scilex Holding Company (“Scilex” or the “Company”) (Nasdaq: SCLX), an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain and neurodegenerative and cardiometabolic disease, today announced that it has in-licensed a worldwide exclusive license, with right to sublicense, to DataVault AI’s proprietary AI-driven technology for the use within the biotech and biopharma industry, specifically enabling the creation and operation of a Biotech Exchange platform. This license allows Scilex to leverage Datavault AI's advanced data platforms for secure tokenization, trading, and monetization of biotech assets, including genomic, DNA data, diagnostic, therapeutic products, genetic and drug information, marking a significant step forward in the commercialization of biotech innovations.

Scilex also believes that this advanced data platform will have the potential to expand into the creation of a Pharmaceutical Exchange platform which will potentially revolutionize the entire pharmaceutical industry.

Scilex believes that there is an opportunity to tokenize approximately $2.0 trillion dollars pharmaceutical drug sales and diagnostic sales.1 Scilex also believes the potential of using tokenization on the exchange platform might provide an alternative vehicle for companies to raise non-dilutive funding to develop and commercialize diagnostic and therapeutic products.

The license centers on Datavault AI's robust portfolio of intellectual property, including the key pending patent for "Platform and Method for Tokenizing DNA Data" (U.S. Patent Application No. 17/941,623), which provides a framework for securely tokenizing and exchanging sensitive genetic information. This technology is supported by a suite of issued and pending patents that collectively enable the Biotech Exchange, such as:

• Issued: "Platform for Management of User Data" (U.S. Patent Nos. 11,593,515; 11,960,622; 12,100,025) and continuations, which facilitate secure user data handling and monetization.

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• Issued: "Portfolio Driven Targeted Advertising Network, System, and Method" (U.S. Patent No. 11,315,150), enabling data-driven targeting in exchange ecosystems.

• Pending: "System and Method for Tokenized Minting, Authentication, and Utilization of Assets" (U.S. Patent Application No. 17/842,139), supporting asset tokenization for biotech applications.

• Pending: "Platform and Method for Tokenization of Corporate Data" (U.S. Patent Application No. 17/941,550), adaptable for biotech corporate datasets.

• Pending: "System and Method for Tokenized Licensing of Content" (U.S. Patent Application No. 17/842,328), for licensing biotech intellectual property.

• Pending: "System and Method for Tokenized Affiliate Marketing" (U.S. Patent Application No. 17/842,265), to drive partnerships in biotech data exchanges.

• Pending: "System and Method for Funding a Virtual Location" (U.S. Patent Application No. 17/842,220), applicable to virtual biotech marketplaces.

• Pending: "System and Method for Tokenized Event Management" (U.S. Patent Application No. 19/248,284), for managing biotech events and collaborations.

•
Pending: "System and Method for Registering Claims of Ownership Rights" (U.S. Patent

Application No. 18/412,128), ensuring ownership verification in data trades.

These technologies collectively provide the infrastructure for a secure, efficient Biotech Exchange, allowing for the tokenization, valuation, and seamless trading of biotech data assets while maintaining compliance and privacy standards.

According to the licensing agreement, Scilex shall pay a non-refundable upfront license fee in four equal installments of $2.5 million each on or before December 31, 2025, March 31, 2026, June 30, 2026, and September 30, 2026. DataVault will earn sales milestone payments of up to an aggregate of $2.55 billion upon the achievement of certain applicable sales milestones.

For more information on Scilex Holding Company, refer to www.scilexholding.com

For more information on Semnur Pharmaceuticals, Inc., refer to www.semnurpharma.com

For more information on ZTlido® including Full Prescribing Information, refer to www.ztlido.com.

For more information on ELYXYB®, including Full Prescribing Information, refer to www.elyxyb.com.

For more information on Gloperba®, including Full Prescribing Information, refer to www.gloperba.com.

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About Scilex Holding Company

Scilex is an innovative revenue-generating company focused on acquiring, developing and commercializing non-opioid pain management products for the treatment of acute and chronic pain and neurodegenerative and cardiometabolic disease. Scilex targets indications with high unmet needs and large market opportunities with non-opioid therapies for the treatment of patients with acute and chronic pain and is dedicated to advancing and improving patient outcomes. Scilex’s commercial products include: (i) ZTlido® (lidocaine topical system) 1.8%, a prescription lidocaine topical product approved by the U.S. Food and Drug Administration (the “FDA”) for the relief of neuropathic pain associated with postherpetic neuralgia, which is a form of post-shingles nerve pain; (ii) ELYXYB®, a potential first-line treatment and the only FDA-approved, ready-to-use oral solution for the acute treatment of migraine, with or without aura, in adults; and (iii) Gloperba®, the first and only liquid oral version of the anti-gout medicine colchicine indicated for the prophylaxis of painful gout flares in adults.

In addition, Scilex has three product candidates: (i) SP-102 (10 mg, dexamethasone sodium phosphate viscous gel) (“SEMDEXA™” or “SP-102”), which is owned by Semnur (a majority owned subsidiary of Scilex) and is a novel, viscous gel formulation of a widely used corticosteroid for epidural injections to treat lumbosacral radicular pain, or sciatica, for which Scilex has completed a Phase 3 study and was granted Fast Track status from the FDA in 2017; (ii) SP-103 (lidocaine topical system) 5.4%, (“SP-103”), a next-generation, triple-strength formulation of ZTlido, for the treatment of acute pain and for which Scilex has recently completed a Phase 2 trial in acute low back pain. SP-103 has been granted Fast Track status from the FDA in low back pain; and (iii) SP-104 (4.5 mg, low-dose naltrexone hydrochloride delayed-release capsules) (“SP-104”), a novel low-dose delayed-release naltrexone hydrochloride being developed for the treatment of fibromyalgia.

Scilex is headquartered in Palo Alto, California.

About Datavault AI Inc.

Datavault AI™ (Nasdaq: DVLT) is leading the way in AI driven data experiences, valuation and monetization of assets. The company’s cloud-based platform provides comprehensive solutions with a collaborative focus in its Acoustic Science and Data Science Divisions. Datavault AI's Acoustic Science Division features WiSA®, ADIO® and Sumerian® patented technologies and industry-first foundational spatial and multichannel wireless HD sound transmission technologies with IP covering audio timing, synchronization and multi-channel interference cancellation. The Data Science Division leverages the power of high-performance computing to provide solutions for experiential data perception, valuation and secure monetization. Datavault AI's cloud-based platform provides comprehensive solutions serving multiple industries, including HPC software licensing for sports & entertainment, events & venues, biotech, education, fintech, real estate, healthcare, energy and more. The Information Data Exchange® (IDE) enables Digital Twins, licensing of name, image and likeness (NIL) by securely attaching physical real-world objects to immutable metadata objects, fostering responsible AI with integrity. Datavault AI’s

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technology suite is completely customizable and offers AI and Machine Learning (ML) automation, third-party integration, detailed analytics and data, marketing automation and advertising monitoring.

The company is headquartered in Philadelphia, PA.

Learn more about Datavault AI at www.dvlt.ai

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or variations of such words or by expressions of similar meaning. These forward-looking statements include, but are not limited to, statements regarding future events, Scilex’s ability to leverage Datavault’s platforms for secure tokenization, trading, and monetization of biotech assets, Scilex’s ability to create a [Pharmaceutical Exchange platform], Scilex’s expectations as to the opportunity to tokenize pharmaceutical drug sales and diagnostic sales, including the size of such opportunity, future opportunities for Scilex and its subsidiaries, the future business strategies, long-term objectives and commercialization plans of Scilex and its subsidiaries, the current and prospective product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity of Scilex and its subsidiaries, statements regarding SP-102, if approved by the FDA, Scilex’s potential to attract new capital and avoid the effects of negative debt leverage and other statements that are not historical facts. These statements are based on management’s current expectations of and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Scilex. These statements are subject to a number of risks and uncertainties regarding Scilex’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the ability of Scilex and its subsidiaries to achieve the benefits of the transactions contemplated with Datavault, including future financial and operating results; risks related to the outcome of any legal proceedings that may be instituted against the parties regarding the transactions contemplated with Datavault, including the license agreement and Scilex’s intended use for the licensed material; the risk that the transactions contemplated with Datavault disrupts current plans and operations; the ability of Scilex and its subsidiaries to develop and successfully market products; the ability of Scilex and its subsidiaries to grow and manage growth profitably and retain its key employees; the risk that the potential product candidates that Scilex develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Scilex’s product candidates; the risk that Scilex’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Scilex has overestimated the size of the target patient population, their willingness to try new therapies

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and the willingness of physicians to prescribe these therapies; risks that the prior results of the clinical trials may not be replicated; regulatory and intellectual property risks; the risk of failure to realize the anticipated benefits of the transactions contemplated with Datavault; the risk that Scilex will not be able to develop, commercialize or benefit from a [Pharmaceutical Exchange platform] and other risks and uncertainties indicated from time to time and other risks set forth in Scilex’s filings with the SEC. There may be additional risks that Scilex presently does not know or that Scilex currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Scilex’s expectations, plans or forecasts of future events and views as of the date of the communication. Scilex anticipates that subsequent events and developments will cause such assessments to change. However, while Scilex may elect to update these forward-looking statements at some point in the future, Scilex specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Scilex’s assessments as of any date subsequent to the date of this communication. Accordingly, investors are cautioned not to place undue reliance on these forward-looking statements.

Contacts:

Investors and Media
Scilex Holding Company
960 San Antonio Road
Palo Alto, CA 94303
Office: (650) 516-4310

Email: investorrelations@scilexholding.com

Website: www.scilexholding.com

1 References

Sources for Pharmaceutical Drug Sales Data

The data for global pharmaceutical drug sales was primarily drawn from IQVIA Institute reports on global medicine spending, excluding COVID-19 vaccines and therapeutics for consistency. Here is the list of key sources referenced:

A.
The Global Use of Medicines Outlook Through 2029 by IQVIA Institute (Published June 26, 2025). This report provides historical spending from 2020-2024 and forecasts through 2029, including the 5-8% CAGR projection.
•
URL: https://www.iqvia.com/insights/the-iqvia-institute/reports-and-publications/reports/the-global-use-of-medicines-outlook-through-2029
B.
The Global Use of Medicines 2025: Outlook to 2029 (PDF Presentation) by IQVIA (Published August 27, 2025). This includes details on the 38% growth over the past five years and forward projections.

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•
URL: https://www.iqvia.com/-/media/iqvia/pdfs/events/presentation_global-meds-webinar_public.pdf
C.
Global Medicine Spending and Usage Trends by IQVIA. This outlines projections to exceed $1.1 trillion in 2024 with 2-5% annual growth.
•
URL: https://www.iqvia.com/insights/the-iqvia-institute/reports-and-publications/reports/global-medicine-spending-and-usage-trends

Sources for Diagnostic Sales Data

The data for global in vitro diagnostics (IVD) market sales was compiled from market research reports, with forecasts based on observed CAGRs (around 6.9% from 2020-2024). IQVIA provides qualitative insights, but quantitative figures were cross-referenced from other industry analyses for accuracy. Here is the list of key sources referenced:

A.
Unlock Insights with Global In Vitro Diagnostic (IVD) Market Data by IQVIA MedTech (Published October 24, 2025). This fact sheet discusses market size, revenue trends, and competitive performance.
•
URL: https://www.iqvia.com/library/fact-sheets/unlock-insights-with-global-in-vitro-diagnostic-market-data
B.
In Vitro Diagnostic (IVD) Market Data (PDF Brochure) by IQVIA. Provides analysis of the worldwide IVD molecular diagnostics market with revenue estimates.
•
URL: https://www.iqvia.com/-/media/iqvia/pdfs/library/fact-sheets/2025/iqvia-medtech---ivd-solution-brochure.pdf
C.
Navigating the Future of In Vitro Diagnostics by IQVIA (Published September 27, 2024). Covers IVD market evolution in 2024, driven by tech and regulations.
•
URL: https://www.iqvia.com/blogs/2024/09/navigating-the-future-of-in-vitro-diagnostics
D.
In Vitro Diagnostics Market Size, Share | Industry Report, 2030 by Grand View Research. Estimates 2024 at USD 108.30 billion with projections to 2030.
•
URL: https://www.grandviewresearch.com/industry-analysis/in-vitro-diagnostics-ivd-market
E.
In-vitro Diagnostics Market Size, Growth Outlook 2025–2034 by Global Market Insights. 2024 estimate at USD 105.7 billion, with growth to 2025 and beyond.
•
URL: https://www.gminsights.com/industry-analysis/in-vitro-diagnostics-market
F.
In Vitro Diagnostics Market Growth, Drivers, and Opportunities by MarketsandMarkets. 2024 at $101.06 billion, 2025 at $109.07 billion, with 7.6% CAGR.
•
URL: https://www.marketsandmarkets.com/Market-Reports/ivd-in-vitro-diagnostics-market-703.html

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G.
In-vitro Diagnostics [IVD] Market Size, Trends | Growth, 2032 by Fortune Business Insights. Projections from 2025 at $77.73 billion to 2032.
•
URL: https://www.fortunebusinessinsights.com/industry-reports/in-vitro-diagnostics-ivd-market-101443
H.
In Vitro Diagnostics - Worldwide | Statista Market Forecast. Forecasted revenue of US$92.03 billion by 2025.
•
URL: https://www.statista.com/outlook/hmo/medical-technology/in-vitro-diagnostics/worldwide
I.
In Vitro Diagnostics Market Size & Outlook, 2026-2034 by Straits Research. 2024 at USD 82.98 billion, 2025 at USD 86.51 billion.
•
URL: https://straitsresearch.com/report/in-vitro-diagnostics-market

# # #

SEMDEXA™ (SP-102) is a trademark owned by Semnur Pharmaceuticals, Inc., a majority-owned subsidiary of Scilex Holding Company. A proprietary name review by the FDA is planned.

ZTlido® is a registered trademark owned by Scilex Pharmaceuticals Inc., a wholly-owned subsidiary of Scilex Holding Company.

Gloperba® is the subject of an exclusive, transferable license to use the registered trademark by Scilex Holding Company.

ELYXYB® is a registered trademark owned by Scilex Holding Company.

Scilex Bio™ is a trademark owned by Scilex Holding Company, Inc.

All other trademarks are the property of their respective owners.

© 2025 Scilex Holding Company All Rights Reserved.

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